UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 24, 2013

Auxilium Pharmaceuticals, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50855 (Commission File Number)	23-3016883 (I.R.S. Employer Identification No.)

640 Lee Road
Chesterbrook, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (484) 321-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.                               Entry into a Material Definitive Agreement

The information required by this Item 1.01 is set forth under Item 8.01 below and is hereby incorporated by reference in response to this Item.

ITEM 3.02.                               Unregistered Sales of Equity Securities

The information required by this Item 3.02 with respect to the private sale of Warrants (as defined below) is set forth under Item 8.01 below and is hereby incorporated by reference in response to this Item.

ITEM 8.01.                               Other Events

On January 24, 2013, Auxilium Pharmaceuticals, Inc. (“Auxilium” or the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the several underwriters  named therein (the “Underwriters”) providing for the offer and sale of $325 million aggregate principal amount of the Company’s 1.50% Convertible Senior Notes due 2018 (the “Convertible Notes”), in an offering (the “Offering”) registered under the Securities Act of 1933, as amended (the “Securities Act”).  Pursuant to the Underwriting Agreement, Auxilium also granted the Underwriters of the Convertible Notes a 30-day option to purchase up to an additional $25.0 million aggregate principal amount of the Convertible Notes (the “Option”).  On January 25, 2013, the Underwriters exercised the Option in full.

The Convertible Notes (and the shares of common stock issuable upon conversion of the Convertible Notes) have been registered pursuant to the Automatic Shelf Registration Statement on Form S-3ASR (Registration Statement No. 333-186157) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act, including the prospectus supplement filed by the Company with the Commission pursuant to Rule 424(b)(2) under the Act, dated January 24, 2013 (the “Prospectus Supplement”) to the prospectus contained in the Registration Statement, dated  January 23, 2013.

The Convertible Notes will pay interest semi-annually at a rate of 1.50 percent per annum and have been priced at par. The Convertible Notes are convertible, at the holder’s option at an initial conversion rate of 41.3770 shares of Auxilium’s common stock per $1,000 principal amount of Convertible Notes, subject to adjustment in certain circumstances. This conversion rate is equal to an initial conversion price of approximately $24.17 per share, a 32.5 percent premium over the $18.24 closing price of Auxilium’s common stock on the NASDAQ Global Select Market on January 24, 2013. Prior to January 15, 2018, the Convertible Notes will be convertible only upon the occurrence of certain events and during certain periods, and thereafter, at any time until the second scheduled trading day immediately preceding the maturity date. Upon conversion, Auxilium will pay or deliver, as the case may be, shares of Auxilium’s common stock, cash or a combination thereof at Auxilium’s election.

The Convertible Notes will be general senior unsecured obligations of Auxilium.

The closing of the Offering is expected to occur on January 30, 2013.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Report and is incorporated herein by reference, and the description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.  The Underwriting Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

In connection with the Offering, including the Convertible Notes issued pursuant to the Option, Auxilium has entered into note hedge transactions with affiliates of the underwriters of the Convertible Notes and other financial institutions (the “hedge counterparties”) pursuant to the terms of call option confirmations. The note hedge transactions are expected generally to reduce the potential dilution to Auxilium’s common stock and/or offset potential cash payments in excess of the principal amount upon any conversion of Convertible Notes in the event that the market value per share of Auxilium’s common stock, as measured under the terms of the note hedge transactions, is greater than the strike price of the note hedge transactions (which corresponds to the initial conversion price of the Convertible Notes and is subject to certain adjustments substantially similar to those contained in the Convertible Notes). In addition, in order to partially offset the cost of the note hedge transactions,

Auxilium entered into warrant confirmations with the hedge counterparties pursuant to which Auxilium will issue warrants with a higher strike price (the “Warrants”). The Warrants would separately have a dilutive effect to the extent that the market value per share of Auxilium’s common stock exceeds the applicable strike price of the warrants.

Copies of the call option confirmations and warrant confirmations are filed as Exhibits 10.1 through 10.16, respectively, to this Report and incorporated by reference herein, and the description of the terms of the call option confirmations and warrant confirmations are qualified in their entirety by reference to such exhibit.

Attached as Exhibit 5.1 to this Current Report and incorporated herein by reference are copies of the opinion of Morgan, Lewis & Bockius LLP relating to the validity of the Convertible Notes sold in the Convertible Note Offering (the “Legal Opinion”).  The Legal Opinion is also hereby incorporated by reference into the Registration Statement.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

1.1	Underwriting Agreement by and among Auxilium Pharmaceuticals, Inc., Goldman, Sachs & Co. and J.P. Morgan Securities LLC, dated January 24, 2013.

5.1	Opinion of Morgan, Lewis & Bockius LLP

10.1	Call Option Confirmation, dated January 24, 2013, between Goldman, Sachs & Co. and Auxilium Pharmaceuticals, Inc.

10.2	Call Option Confirmation, dated January 24, 2013, between JPMorgan Chase Bank, National Association and Auxilium Pharmaceuticals, Inc.

10.3	Call Option Confirmation, dated January 24, 2013, between Royal Bank of Canada by its agent RBC Capital Markets, LLC and Auxilium Pharmaceuticals, Inc.

10.4	Call Option Confirmation, dated January 24, 2013, between Deutsche Bank AG, London Branch and Auxilium Pharmaceuticals, Inc.

10.5	Warrant Confirmation, dated January 24, 2013, between Goldman, Sachs & Co. and Auxilium Pharmaceuticals, Inc.

10.6	Warrant Confirmation, dated January 24, 2013, between JPMorgan Chase Bank, National Association and Auxilium Pharmaceuticals, Inc.

10.7	Warrant Confirmation, dated January 24, 2013, between Royal Bank of Canada by its agent RBC Capital Markets, LLC and Auxilium Pharmaceuticals, Inc.

10.8	Warrant Confirmation, dated January 24, 2013, Deutsche Bank AG, London Branch and Auxilium Pharmaceuticals, Inc.

10.9	Call Option Confirmation, dated January 25, 2013, between Goldman, Sachs & Co. and Auxilium Pharmaceuticals, Inc.

10.10	Call Option Confirmation, dated January 25, 2013, between JPMorgan Chase Bank, National Association and Auxilium Pharmaceuticals, Inc.

10.11	Call Option Confirmation, dated January 25, 2013, between Royal Bank of Canada by its agent RBC Capital Markets, LLC and Auxilium Pharmaceuticals, Inc.

10.12	Call Option Confirmation, dated January 25, 2013, between Deutsche Bank AG, London Branch and Auxilium Pharmaceuticals, Inc.

10.13	Warrant Confirmation, dated January 25, 2013, between Goldman, Sachs & Co. and Auxilium Pharmaceuticals, Inc.

10.14	Warrant Confirmation, dated January 25, 2013, between JPMorgan Chase Bank, National Association and Auxilium Pharmaceuticals, Inc.

10.15	Warrant Confirmation, dated January 25, 2013, between Royal Bank of Canada by its agent RBC Capital Markets, LLC and Auxilium Pharmaceuticals, Inc.

10.16	Warrant Confirmation, dated January 25, 2013, Deutsche Bank AG, London Branch and Auxilium Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: January 29, 2013	By:	/s/ Andrew I. Koven
Andrew I. Koven
Chief Administrative Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement by and among Auxilium Pharmaceuticals, Inc., Goldman, Sachs & Co. and J.P. Morgan Securities LLC, dated January 24, 2013.

5.1	Opinion of Morgan, Lewis & Bockius LLP

10.1	Call Option Confirmation, dated January 24, 2013, between Goldman, Sachs & Co. and Auxilium Pharmaceuticals, Inc.

10.2	Call Option Confirmation, dated January 24, 2013, between JPMorgan Chase Bank, National Association and Auxilium Pharmaceuticals, Inc.

10.3	Call Option Confirmation, dated January 24, 2013, between Royal Bank of Canada by its agent RBC Capital Markets, LLC and Auxilium Pharmaceuticals, Inc.

10.4	Call Option Confirmation, dated January 24, 2013, between Deutsche Bank AG, London Branch and Auxilium Pharmaceuticals, Inc.

10.5	Warrant Confirmation, dated January 24, 2013, between Goldman, Sachs & Co. and Auxilium Pharmaceuticals, Inc.

10.6	Warrant Confirmation, dated January 24, 2013, between JPMorgan Chase Bank, National Association and Auxilium Pharmaceuticals, Inc.

10.7	Warrant Confirmation, dated January 24, 2013, between Royal Bank of Canada by its agent RBC Capital Markets, LLC and Auxilium Pharmaceuticals, Inc.

10.8	Warrant Confirmation, dated January 24, 2013, Deutsche Bank AG, London Branch and Auxilium Pharmaceuticals, Inc.

10.9	Call Option Confirmation, dated January 25, 2013, between Goldman, Sachs & Co. and Auxilium Pharmaceuticals, Inc.

10.10	Call Option Confirmation, dated January 25, 2013, between JPMorgan Chase Bank, National Association and Auxilium Pharmaceuticals, Inc.

10.11	Call Option Confirmation, dated January 25, 2013, between Royal Bank of Canada by its agent RBC Capital Markets, LLC and Auxilium Pharmaceuticals, Inc.

10.12	Call Option Confirmation, dated January 25, 2013, between Deutsche Bank AG, London Branch and Auxilium Pharmaceuticals, Inc.

10.13	Warrant Confirmation, dated January 25, 2013, between Goldman, Sachs & Co. and Auxilium Pharmaceuticals, Inc.

10.14	Warrant Confirmation, dated January 25, 2013, between JPMorgan Chase Bank, National Association and Auxilium Pharmaceuticals, Inc.

10.15	Warrant Confirmation, dated January 25, 2013, between Royal Bank of Canada by its agent RBC Capital Markets, LLC and Auxilium Pharmaceuticals, Inc.

10.16	Warrant Confirmation, dated January 25, 2013, Deutsche Bank AG, London Branch and Auxilium Pharmaceuticals, Inc.